Exhibit 24(b)(4)(ii)


                            Rochester Fund Muncipals
                    Class B Share Certificate (8-1/2" x 11")


I.FRONT OF CERTIFICATE (All text and other matter lies within decorative border)

                   (upper left)     box with heading: NUMBER (OF SHARES)

                  (upper right)    box with heading: CLASS B SHARES;


                                    (centered        Rochester Fund Municipals
                                    below boxes)

                         A MASSACHUSETTS BUSINESS TRUST


         (at left)THIS IS TO CERTIFY THAT        (at right) SEE REVERSE FOR
                                                       CERTAIN DEFINITIONS

                                                       box with number
                                                     CUSIP
         (at left)    is the owner of

                           (centered)       FULLY PAID CLASS B SHARES OF
                                            BENEFICIAL INTEREST OF

                                    ROCHESTER FUND MUNICIPALS

                           (hereinafter called the "Fund"), transferable only on the books of the Fund by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

                           WITNESS  the  facsimile  seal  of the  Fund  and  the
signatures of its duly authorized officers.

                           (at left                         (at right
                           of seal)                          of seal)
                           (signature)                     (signature)

             Dated:

                           -----------------------     -------------------
                           TREASURER                    PRESIDENT

                                                   Exhibit 24(b)(4)(ii)
                                                    Page 2

                              (centered at bottom)
                         1-1/2" diameter facsimile seal
                                   with legend
                            ROCHESTER FUND MUNICIPALS
                                      SEAL
                                      1986
                          COMMONWEALTH OF MASSACHUSETTS



(at lower right, printed
 vertically)                          Countersigned
                                      OPPENHEIMERFUNDS SERVICES
                                     (A DIVISION OF OPPENHEIMERFUNDS, INC.)
                                      Denver (CO) Transfer Agent

                                     By ____________________________
                                       Authorized Signature


II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common TEN ENT - as tenants by the entirety JT TEN WROS NOT TC - as tenants with rights of survivorship and not as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                             (Cust)                         (Minor)

                                        UNDER UGMA/UTMA _____________________
                                                        (State)

Additional abbreviations may also be used though not in the above list.

For Value Received ................. hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

                                                          Exhibit 24(b)(4)(ii)
                                                          Page 3


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(Please print or type name and address of assignee)

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________________________________________________  Class B Shares  of  beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                         Signed: __________________________

                                        -----------------------------------
                        (Both must sign if joint owners)

                                    Signature(s) __________________________
                                    guaranteed        Name of Guarantor

                        by: ____________________________
                           Signature of Officer/Title

(text printed
 vertically to right           NOTICE: The signature(s) to this assignment must

paragraph)         correspond with the name(s) as written upon the face of
                   the certificate in every particular without
                alteration or enlargement or any change whatever.


(text printed in             Signatures must be guaranteed by a financial
box to left of               institution of the type described in the current
signature guarantee)         prospectus of the Fund.



PLEASE NOTE:  This document contains a watermark               OppenheimerFunds
when viewed at an angle.  It is invalid without this           logotype
watermark:


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THIS SPACE MUST NOT BE COVERED IN ANY WAY